UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 1, 2015

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue

Bryn Mawr, PA 19010

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Bryn Mawr Bank Corporation (“BMBC”) on January 5, 2015 to include the financial information required by Item 9.01 of Form 8-K in connection with BMBC’s recent acquisition of Continental Bank Holdings, Inc. (“CBHI”).

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of CBHI as of December 31, 2013 and 2012 are incorporated as Exhibit 99.1 (incorporated into this Item 9.01(a) by reference to BMBC’s Form S-4 Registration Statement initially filed with the SEC on June 20, 2014.)

The unaudited consolidated balance sheet of CBHI as of September 30, 2014, and the unaudited consolidated statements of income, unaudited consolidated statements of comprehensive income, unaudited consolidated statements of cash flows and the unaudited consolidated statement of changes in shareholders’ equity of CBHI each for the nine months ended September 30, 2014 and 2013 are filed herewith as Exhibit 99.2 and incorporated into this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this Item is filed herewith as Exhibit 99.3 and is incorporated into this Item 9.01(b) by reference.

(c)	Not required

(d)	Exhibits.

Exhibit	Description

23.1	Consent of BDO USA, LLP, filed herewith

23.2	Consent of Baker Tilly Virchow Krause LLP, filed herewith

99.1	Audited consolidated financial statements of CBHI as of December 31, 2013 and 2012 (incorporated herein by reference to BMBC’s Form S-4 Registration Statement initially filed with the SEC on June 20, 2014)

99.2	Unaudited consolidated balance sheet of CBHI as of September 30, 2014, and the unaudited consolidated statements of income, unaudited consolidated statements of comprehensive income, unaudited consolidated statements of cash flows and the unaudited consolidated statement of changes in shareholders’ equity of CBHI each for the nine months ended September 30, 2014 and 2013.

99.3	Unaudited pro forma combined consolidated balance sheet as of December 31, 2014 and unaudited pro forma combined consolidated statement of income for the twelve months ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Francis J. Leto
Name: Francis J. Leto
Title: President and Chief Executive Officer

Date: March 18, 2015

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of BDO USA, LLP, filed herewith

23.2	Consent of Baker Tilly Virchow Krause LLP, filed herewith

99.1	Audited consolidated financial statements of CBHI as of December 31, 2013 and 2012 (incorporated herein by reference to BMBC’s Form S-4 Registration Statement initially filed with the SEC on June 20, 2014)

99.2	Unaudited consolidated balance sheet of CBHI as of September 30, 2014, and the unaudited consolidated statements of income, unaudited consolidated statements of comprehensive income, unaudited consolidated statements of cash flows and the unaudited consolidated statement of changes in shareholders’ equity of CBHI each for the nine months ended September 30, 2014 and 2013.

99.3	Unaudited pro forma combined consolidated balance sheet as of December 31, 2014 and unaudited pro forma combined consolidated statement of income for the twelve months ended December 31, 2014.